UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009

CAMELOT ENTERTAINMENT GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-3078	52-2195605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

8001 Irvine Center Drive Suite 400 Irvine CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(949) 754 3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement

On May 12, 2009, Camelot Entertainment Group, Inc. (the “Company”) entered into a Debt Purchase Agreement with Primary Finance, LLC (“Primary”).  Pursuant to the Debt Purchase Agreement, the Company issued to Primary an aggregate of $73,000 in Convertible Promissory Notes.  The Convertible Promissory Notes were issued with the following terms: (i) one-year term, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 70% of the average closing bid price for the Company’s common stock for the five trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On June 30, 2009, the Company entered into a Debt Purchase Agreement with TJ Management Group, LLC (“TJM”).  Pursuant to the Debt Purchase Agreement, the Company issued to TJM an aggregate of $200,000 in Convertible Promissory Notes.  The Convertible Promissory Notes were issued with the following terms: (i) one-year term, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 55% of the average closing bid price for the Company’s common stock for the five trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On July 13, 2009, the Company entered into a Debt Purchase Agreement with Watson Investment Enterprises, Inc. (“Watson”).  Pursuant to the Debt Purchase Agreement, the Company issued to Watson an aggregate of $100,000 in Convertible Promissory Notes.  The Convertible Promissory Notes were issued with the following terms: (i) one-year term, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 50% of the average deep bid price for the Company’s common stock for the three trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On August 3, 2009, the Company entered into a Debt Purchase Agreement with K&L International Enterprises, Inc. (“K&L”).  Pursuant to the Debt Purchase Agreement, the Company issued to K&L an aggregate of $100,000 in Convertible Promissory Notes.  The Convertible Promissory Notes were issued with the following terms: (i) one-year term, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 50% of the average closing bid price for the Company’s common stock for the five trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On September 10, 2009, the Company entered into a Debt Purchase Agreement with Mazuma Holding Corp. (“Mazuma”).  Pursuant to the Debt Purchase Agreement, the Company issued to Mazuma a $45,000 Convertible Promissory Note with the following terms: (i) maturity date of September 9, 2010, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 50% of the average closing bid price for the Company’s common stock for the five trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On September 23, 2009, the Company entered into a Debt Purchase Agreement with Epic Worldwide, Inc. (“Epic”).  Pursuant to the Debt Purchase Agreement, the Company issued to Epic an aggregate of $100,000 in Convertible Promissory Notes.  The Convertible Promissory Notes were issued with the following terms: (i) maturity date of September 30, 2010, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 50% of the average deep bid price for the Company’s common stock for the three trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

On September 24, 2009, the Company entered into a Debt Purchase Agreement with Mazuma.  Pursuant to the Debt Purchase Agreement, the Company issued to Mazuma a $45,000 Convertible Promissory Note with the following terms: (i) maturity date of September 23, 2010, (ii) interest at a rate of 15% per annum, and (iii) convertible into shares of the Company’s common stock at a price equal to 50% of the average closing bid price for the Company’s common stock for the five trading days prior to conversion.  There is no material relationship between the Company or its affiliates and any of the parties, other than with respect to the Debt Purchase Agreement.

Section 3 - Securities and Trading Markets
Item 3.02  Unregistered Sales of Equity Securities

From August 16, 2009 through September 29, 2009, a total of three entities elected to convert a total of $258,778.77 of debt owed to them from the Company, pursuant to each entity’s respective Convertible Promissory Note, into 404,959,604 shares of the Company’s common stock.  The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Act of 1933 (the “Act”) and/or Rule 506 of Regulation D promulgated pursuant thereto.  The Company believes that each entity is an “accredited investor” under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

From August 16, 2009 through September 29, 2009, a total of six entities, pursuant to each entity’s respective Debt Purchase Agreement and Convertible Promissory Note described in Item 1.01, elected to convert a total of $804,639.99 of debt owed to them from the Company into 735,892,639 shares of the Company’s common stock.  The Company relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Act and/or Rule 506 of Regulation D promulgated pursuant thereto.  The Company believes that each entity is an “accredited investor” under Rule 501 under Regulation D of the Act and had adequate access to information about the Company through its relationship with the Company.

From August 16, 2009 through September 29, 2009, a total of 2 individuals were issued a total of 70,000,000 shares of the Company’s common stock in consideration of services to the Company valued at $63,000.  The Company relied on the exemption from registration afforded pursuant to Section 4(2) under the Act due to the fact that the issuance of the shares did not involve a public offering of securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMELOT ENTERTAINMENT GROUP, INC.

Dated: October 2, 2009	By:	/s/ Robert P. Atwell
Robert P. Atwell
President